UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 US Highway 206, Suite 15 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (908) 470-4320

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Employment Agreements

Thomas A. Mitro Employment Agreement

On December 18, 2013, Aerie Pharmaceuticals, Inc. (the “Company”) entered into an amended and restated employment agreement with Thomas A. Mitro (the “Mitro Employment Agreement”), which amends and restates Mr. Mitro’s existing employment agreement with the Company, dated as of July 31, 2013. The Mitro Employment Agreement provides that Mr. Mitro will continue his employment as the Company’s President and Chief Operating Officer, receive an annual base salary of $380,000 and, beginning with the 2014 calendar year, be eligible to receive an annual performance bonus of up to 50% of his base salary for the relevant calendar year. The Mitro Employment Agreement provides for an initial term beginning on December 18, 2013 and ending on the fourth anniversary thereof, which term shall automatically be renewed for successive one-year periods unless either party provides 90 days’ notice of non-renewal (the initial term and any renewal term, collectively, the “Mitro Agreement Term”). Mr. Mitro’s base salary may be increased annually at the discretion of the Company’s board of directors (the “Board”), and may be decreased only in connection with an overall reduction in executive officer salaries.

Under the terms of the Mitro Employment Agreement, in the event of a termination by the Company without Cause or by Mr. Mitro for Good Reason, Mr. Mitro is entitled to (i) base salary continuation for a period of 12 months following the date of termination and (ii) COBRA continuation coverage for himself and his dependants for a period of 12 months (or, if earlier, such time as Mr. Mitro obtains new employment) (collectively, the “Mitro Severance Benefits”). In the event of a termination by the Company with or without Cause, or by Mr. Mitro for any reason, the vesting applicable to equity awards then held by Mr. Mitro shall cease and he will have a period of 90 days following such termination during which he may exercise the portion of such equity awards that was vested as of the termination date. If, following a Change in Control during the Mitro Agreement Term, either (a) the successor corporation (or a parent or subsidiary of the successor corporation) does not offer Mr. Mitro employment on terms comparable to his then existing terms of employment with the Company and in connection therewith, Mr. Mitro terminates employment or (b) Mr. Mitro’s employment is terminated by the successor corporation without Cause or by Mr. Mitro for Good Reason within the one-year period following the Change in Control, Mr. Mitro shall be entitled to (i) the Mitro Severance Benefits; (ii) a performance bonus equal to the greater of (x) the target bonus for the applicable calendar year and (y) the average of the performance bonus received by Mr. Mitro for the two years immediately preceding termination; and (iii) immediate vesting of all of his then unvested equity awards. Mr. Mitro will have a period of 90 days following such termination during which he may exercise such equity awards.

The Mitro Employment Agreement extends a two-year period to a four-year period and provides that if, during that four-year period commencing on December 18, 2013, any of the payments or benefits provided by the Company to Mr. Mitro would constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, (the “Code”) that would be subject to the excise tax imposed under Section 4999 of the Code or any interest or penalties with respect to such excise tax (collectively, the “Excise Tax”), Mr. Mitro will be entitled to an additional payment equal to the sum of the Excise Tax plus the amount necessary to put him in the same after-tax position that he would have been in had he not incurred any tax liability under Section 4999 of the Code.

The Mitro Employment Agreement also provides that during the Mitro Agreement Term and for a period of 12 months thereafter, Mr. Mitro shall not, directly or indirectly, without the Company’s prior written consent (a) hire, contact, induce or solicit for employment any person who is, or within six months prior to the date of such hiring, contacting, inducing or soliciting was, an employee of the Company or any of its affiliates, or (b) induce or solicit any customer, client or vendor of, or other person having a business relationship with, the Company or any of its affiliates to terminate its relationship or otherwise cease doing business in whole or in part with the Company or any of its affiliates, or interfere with any relationship between the Company or any of its affiliates and any of their respective customers, clients, vendors or any other business contacts.

The foregoing description of the Mitro Employment Agreement is qualified in its entirety by reference to the full text of the Mitro Employment Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Richard J. Rubino Employment Agreement

On December 18, 2013, the Company entered into an amended and restated employment agreement with Richard J. Rubino (the “Rubino Employment Agreement”), which amends and restates Mr. Rubino’s existing employment agreement with the Company, dated as of September 24, 2012. The Rubino Employment Agreement provides that Mr. Rubino will continue his employment as the Company’s Chief Financial Officer, receive an annual base salary of $365,000 and, beginning with the 2014 calendar year, be eligible to receive an annual performance bonus of up to 45% of his base salary for the relevant calendar year. The Rubino Employment Agreement provides for an initial term beginning on December 18, 2013 and ending on the third anniversary thereof, which term shall automatically be renewed for successive one-year periods unless either party provides 90 days’ notice of non-renewal (the initial term and any renewal term, collectively, the “Rubino Agreement Term”). Mr. Rubino’s base salary may be increased annually at the discretion of the Board, and may be decreased only in connection with an overall reduction in executive officer salaries.

Under the terms of the Rubino Employment Agreement, in the event of a termination by the Company without Cause or by Mr. Rubino for Good Reason, Mr. Rubino is entitled to (i) base salary continuation for a period of 12 months following the date of termination and (ii) COBRA continuation coverage for himself and his dependants for a period of 12 months (or, if earlier, such time as Mr. Rubino obtains new employment) (collectively, the “Rubino Severance Benefits”). In the event of a termination by the Company with or without Cause, or by Mr. Rubino for any reason, the vesting applicable to equity awards then held by Mr. Rubino shall cease and he will have a period of 90 days following such termination during which he may exercise the portion of such equity awards that was vested as of the termination date. If, following a Change in Control during the Rubino Agreement Term, either (a) the successor corporation (or a parent or subsidiary of the successor corporation) does not offer Mr. Rubino employment on terms comparable to his then existing terms of employment with the Company and in connection therewith, Mr. Rubino terminates employment or (b) Mr. Rubino’s employment is terminated by the successor corporation without Cause or by Mr. Rubino for Good Reason within the one-year period following the Change in Control, Mr. Rubino shall be entitled to (i) the Rubino Severance Benefits; (ii) a performance bonus equal to the greater of (x) the target bonus for the applicable calendar year and (y) the average of the performance bonus received by Mr. Rubino for the two years immediately preceding termination; and (iii) immediate vesting of all of his then unvested equity awards. Mr. Rubino will have a period of 90 days following such termination during which he may exercise such equity awards.

The Rubino Employment Agreement provides that to the extent any of the payments or benefits provided by the Company to Mr. Rubino would constitute a “parachute payment” within the meaning of Section 280G of the Code that would be subject to Section 4999 of Code, then such payments will be payable either (i) in full or (ii) as to such lesser amount which would result in no portion of such payment being subject to Section 4999 of the Code; whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in Mr. Rubino’s receipt on an after-tax basis, of the greatest amount of economic benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code.

The Rubino Employment Agreement also provides that during the Rubino Agreement Term and for a period of 12 months thereafter, Mr. Rubino shall not, directly or indirectly, without the Company’s prior written consent (a) hire, contact, induce or solicit for employment any person who is, or within six months prior to the date of such hiring, contacting, inducing or soliciting was, an employee of the Company or any of its affiliates, or (b) induce or solicit any customer, client or vendor of, or other person having a business relationship with, the Company or any of its affiliates to terminate its relationship or otherwise cease doing business in whole or in part with the Company or any of its affiliates, or interfere with any relationship between the Company or any of its affiliates and any of their respective customers, clients, vendors or any other business contacts.

The foregoing description of the Rubino Employment Agreement is qualified in its entirety by reference to the full text of the Rubino Employment Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Brian Levy Employment Agreement

On December 18, 2013, the Company entered into an amended and restated employment agreement with Brian Levy, O.D., M.Sc. (the “Levy Employment Agreement”), which amends and restates Mr. Levy’s existing employment agreement with the Company, dated as of January 2, 2012. The Levy Employment Agreement provides that Mr. Levy will continue his employment as the Company’s Chief Medical Officer, receive an annual base salary of $365,000 and, beginning with the 2014 calendar year, be eligible to receive an annual performance bonus of up to 45% of his base salary for the relevant calendar year. The Levy Employment Agreement provides for an initial term beginning on December 18, 2013 and ending on the third anniversary thereof, which term shall automatically be renewed for successive one-year periods unless either party provides 90 days’ notice of non-renewal (the initial term and any renewal term, collectively, the “Levy Agreement Term”). Mr. Levy’s base salary may be increased annually at the discretion of the Board, and may be decreased only in connection with an overall reduction in executive officer salaries.

Under the terms of the Levy Employment Agreement, in the event of a termination by the Company without Cause or by Mr. Levy for Good Reason, Mr. Levy is entitled to (i) base salary continuation for a period of 12 months following the date of termination and (ii) COBRA continuation coverage for himself and his dependants for a period of 12 months (or, if earlier, such time as Mr. Levy obtains new employment) (collectively, the “Levy Severance Benefits”). In the event of a termination by the Company with or without Cause, or by Mr. Levy for any reason, the vesting applicable to equity awards then held by Mr. Levy shall cease and he will have a period of 90 days following such termination during which he may exercise the portion of such equity awards that was vested as of the termination date. If, following a Change in Control during the Levy Agreement Term, either (a) the successor corporation (or a parent or subsidiary of the successor corporation) does not offer Mr. Levy employment on terms comparable to his then existing terms of employment with the Company and in connection therewith, Mr. Levy terminates employment or (b) Mr. Levy’s employment is terminated by the successor corporation without Cause or by Mr. Levy for Good Reason within the one-year period following the Change in Control, Mr. Levy shall be entitled to (i) the Levy Severance Benefits; (ii) a performance bonus equal to the greater of (x) the target bonus for the applicable calendar year and (y) the average of the performance bonus received by Mr. Levy for the two years immediately preceding termination; and (iii) immediate vesting of all of his then unvested equity awards.

Mr. Levy will have a period of 90 days following such termination during which he may exercise such equity awards.

The Levy Employment Agreement provides that to the extent any of the payments or benefits provided by the Company to Mr. Levy would constitute a “parachute payment” within the meaning of Section 280G of the Code that would be subject to Section 4999 of Code, then such payments will be payable either (i) in full or (ii) as to such lesser amount which would result in no portion of such payment being subject to Section 4999 of the Code; whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in Mr. Levy’s receipt on an after-tax basis, of the greatest amount of economic benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code.

The Levy Employment Agreement also provides that during the Levy Agreement Term and for a period of 12 months thereafter, Mr. Levy shall not, directly or indirectly, without the Company’s prior written consent (a) hire, contact, induce or solicit for employment any person who is, or within six months prior to the date of such hiring, contacting, inducing or soliciting was, an employee of the Company or any of its affiliates, or (b) induce or solicit any customer, client or vendor of, or other person having a business relationship with, the Company or any of its affiliates to terminate its relationship or otherwise cease doing business in whole or in part with the Company or any of its affiliates, or interfere with any relationship between the Company or any of its affiliates and any of their respective customers, clients, vendors or any other business contacts.

The foregoing description of the Levy Employment Agreement is qualified in its entirety by reference to the full text of the Levy Employment Agreement, which is included as Exhibit 10.3 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Casey C. Kopczynski Employment Agreement

On December 18, 2013, the Company entered into an employment agreement with Casey C. Kopczynski, Ph.D. (the “Kopczynski Employment Agreement”). The Kopczynski Employment Agreement provides that Mr. Kopczynski will continue his employment as the Company’s Chief Scientific Officer, receive an annual base salary of $310,000 and, beginning with the 2014 calendar year, be eligible to receive an annual performance bonus of up to 40% of his base salary for the relevant calendar year. The Kopczynski Employment Agreement provides for an initial term beginning on December 18, 2013 and ending on the third anniversary thereof, which term shall automatically be renewed for successive one-year periods unless either party provides 90 days’ notice of non-renewal (the initial term and any renewal term, collectively, the “Kopczynski Agreement Term”). Mr. Kopczynski’s base salary may be increased annually at the discretion of the Board, and may be decreased only in connection with an overall reduction in executive officer salaries.

Under the terms of the Kopczynski Employment Agreement, in the event of a termination by the Company without Cause or by Mr. Kopczynski for Good Reason, Mr. Kopczynski is entitled to (i) base salary continuation for a period of 12 months following the date of termination and (ii) COBRA continuation coverage for himself and his dependants for a period of 12 months (or, if earlier, such time as Mr. Kopczynski obtains new employment) (collectively, the “Kopczynski Severance Benefits”). In the event of a termination by the Company with or without Cause, or by Mr. Kopczynski for any reason, the vesting applicable to equity awards then held by him shall cease and Mr. Kopczynski will have a period of 90 days following such termination during which he may exercise the portion of such equity awards that was vested as of the termination date. If, following a Change in Control during the Kopczynski Agreement Term, either (a) the successor corporation (or a parent or subsidiary of the successor corporation) does not offer Mr. Kopczynski employment on terms comparable to his then existing terms of employment with the Company and in connection therewith, Mr. Kopczynski terminates employment or (b) Mr. Kopczynski’s employment is terminated by the successor corporation without Cause or by Mr. Kopczynski for Good Reason within the one-year period following the Change in Control, Mr. Kopczynski shall be entitled to (i) the Kopczynski Severance Benefits; (ii) a performance bonus equal to the greater of (x) the target bonus for the applicable calendar year and (y) the average of the performance bonus received by Mr. Kopczynski for the two years immediately preceding termination; and (iii) immediate vesting of all of his then unvested equity awards. Mr. Kopczynski will have a period of 90 days following such termination during which he may exercise such equity awards.

The Kopczynski Employment Agreement provides that to the extent any of the payments or benefits provided by the Company to Mr. Kopczynski would constitute a “parachute payment” within the meaning of Section 280G of the Code that would be subject to Section 4999 of Code, then such payments will be payable either (i) in full or (ii) as to such lesser amount which would result in no portion of such payment being subject to Section 4999 of the Code; whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in Mr. Kopczynski’s receipt on an after-tax basis, of the greatest amount of economic benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code.

The Kopczynski Employment Agreement also provides that during the Kopczynski Agreement Term and for a period of 12 months thereafter, Mr. Kopczynski shall not, directly or indirectly, without the Company’s prior written consent (a) hire, contact, induce or solicit for employment any person who is, or within six months prior to the date of such hiring, contacting, inducing or soliciting was, an employee of the Company or any of its affiliates, or (b) induce or solicit any customer, client or vendor of, or other person having a business relationship with, the Company or any of its affiliates to terminate its relationship or otherwise cease doing business in whole or in part with the Company or any of its affiliates, or interfere with any relationship between the Company or any of its affiliates and any of their respective customers, clients, vendors or any other business contacts.

The foregoing description of the Kopczynski Employment Agreement is qualified in its entirety by reference to the full text of the Kopczynski Employment Agreement, which is included as Exhibits 10.4 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Amendments to Non-Employee Director Compensation Program

On December 18, 2013, the Board approved certain amendments to the Company’s Non-Employee Director Compensation Program (the “Director Compensation Plan”). Effective immediately, the Director Compensation Plan provides for the following:

•	Each non-employee director shall receive an annual retainer of $35,000.

•	The Chairman of the Company’s Audit Committee shall be eligible to receive an annual fee of $15,000 and other members of the Audit Committee shall be eligible to receive a committee fee of $1,500 per meeting.

•	The Chairman of the Company’s Compensation Committee shall be eligible to receive an annual fee of $10,000 and other members of the Compensation Committee shall be eligible to receive a committee fee of $1,000 per meeting.

•	The Chairman of the Company’s Nominating and Corporate Governance Committee shall be eligible to receive an annual fee of $7,000 and other members of the Nominating and Corporate Governance Committee shall be eligible to receive a committee fee of $1,000 per meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	Employment Agreement, dated as of December 18, 2013, between Aerie Pharmaceuticals, Inc. and Thomas A. Mitro.

10.2	Employment Agreement, dated as of December 18, 2013, between Aerie Pharmaceuticals, Inc. and Richard J. Rubino.

10.3	Employment Agreement, dated as of December 18, 2013, between Aerie Pharmaceuticals, Inc. and Brian Levy.

10.4	Employment Agreement, dated as of December 18, 2013, between Aerie Pharmaceuticals, Inc. and Casey C. Kopczynski.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: December 20, 2013	By:	/s/ Richard J. Rubino
Richard J. Rubino
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Employment Agreement, dated as of December 18, 2013, between Aerie Pharmaceuticals, Inc. and Thomas A. Mitro.

10.2	Employment Agreement, dated as of December 18, 2013, between Aerie Pharmaceuticals, Inc. and Richard J. Rubino.

10.3	Employment Agreement, dated as of December 18, 2013, between Aerie Pharmaceuticals, Inc. and Brian Levy.

10.4	Employment Agreement, dated as of December 18, 2013, between Aerie Pharmaceuticals, Inc. and Casey C. Kopczynski.